Exhibit 10.1
AMENDMENT NO. 5 TO CREDIT AGREEMENT
This Amendment No. 5 to Credit Agreement, dated as of May 31, 2013 (this "Fifth Amendment"), is entered into by CAL DIVE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.
INTRODUCTION
Reference is made to the Credit Agreement dated as of April 26, 2011 (as amended by Amendment No. 1 dated October 7, 2011, Amendment No. 2 dated July 9, 2012, Amendment No. 3 dated September 19, 2012, Amendment No. 4 dated November 2, 2012, and as otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and the Administrative Agent.
The Borrower, the Lenders and the Administrative Agent have agreed to make certain amendments to the Credit Agreement as set forth herein.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.                          Definitions; References.  Unless otherwise defined in this Fifth Amendment, each term used in this Fifth Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                          Amendments to Credit Agreement.

(a)            Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

"Fifth Amendment Effective Date" means May 31, 2013.
"Fifth Amendment Financial Covenant Compliance Date" means the first date, after the Fifth Amendment Effective Date, on which a Compliance Certificate is delivered to the Administrative Agent that demonstrates (a) a Consolidated Leverage Ratio of not more than 3.75 to 1.00 as of the end of the most recent fiscal quarter and (b) a Consolidated Fixed Charge Coverage Ratio of not less than 1.25 to 1.00 as of the end of the most recent fiscal quarter.
(b)            Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Applicable Margin" in its entirety with the following:

"Applicable Margin" means, from time to time, the following percentages per annum, based, in the case of Loans (Revolving Credit Loans and Term Loans), Letter of Credit Fees (Financial Letter of Credit Fees, Performance Letter of Credit Fees and commercial Letter of Credit Fees) and Commitment Fees, upon the Consolidated Leverage Ratio as set forth below:
Applicable Margin - Loans, Letter of Credit Fees and Commitment Fees
Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Rate Loans, Financial Letter of Credit Fees and Commercial Letter of Credit Fees	Performance Letters of Credit Fees	Base Rate Loans
1	Less than 1.50x	0.50%	3.50%	3.00%	2.50%
2	Greater than or equal to 1.50x but less than 2.50x	0.50%	3.75%	3.25%	2.75%
3	Greater than or equal to 2.50x but less than 3.00x	0.50%	4.00%	3.50%	3.00%
4	Greater than or equal to 3.00x but less than 3.50x	0.50%	4.50%	4.00%	3.50%
5	Greater than or equal to 3.50x but less than 4.00x	0.50%	5.00%	4.50%	4.00%
6	Greater than or equal to 4.00x but less than 4.50x	0.50%	5.50%	5.00%	4.50%
7	Greater than or equal to 4.50x but less than 5.00x	0.50%	6.00%	5.50%	5.00%
8	Greater than or equal to 5.00x	0.50%	6.50%	6.00%	5.50%

From the Fifth Amendment Effective Date through the delivery of the Compliance Certificate pursuant to Section 6.02(a) with respect to the financial statements delivered pursuant to Section 6.01(b) for the fiscal quarter ending June 30, 2013, the Applicable Margin for Loans and Letter of Credit Fees shall be determined based upon Pricing Level 6. Thereafter, any increase or decrease in the Applicable Margin for Loans and Letter of Credit Fees resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate indicating such change is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 8 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such Compliance Certificate is delivered to the Administrative Agent.
(c)            Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of "Consolidated Funded Indebtedness":

For purposes of determining "Consolidated Funded Indebtedness" for calculation of the Consolidated Leverage Ratio for purposes of determining compliance with Section 7.11(b), but not for any other purpose for which such ratio is used in this Agreement, the outstanding principal amount of any indebtedness incurred under Section 7.03(f) as of such date shall be excluded from such determination.
(d)            Section 2.01(a) of the Credit Agreement is hereby amended by replacing subclause (iii) thereof in its entirety with the following:

(iii) prior to the Fifth Amendment Financial Covenant Compliance Date, the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the Outstanding Amount of all L/C Obligations shall not exceed the Collateral Coverage Sublimit.
(e)            Section 2.03(a) of the Credit Agreement is hereby amended by replacing subclause (i) thereof in its entirety with the following:

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer severally agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit issued by it; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (x) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit, and (z) prior to the Fifth Amendment Financial Covenant Compliance Date, the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the Outstanding Amount of all L/C Obligations shall not exceed the Collateral Coverage Sublimit.  Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms hereof.
(f)            Section 2.04(a) of the Credit Agreement is hereby amended by replacing subclause (iii) thereof in its entirety with the following:

(iii) prior to the Fifth Amendment Financial Covenant Compliance Date, the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the Outstanding Amount of all L/C Obligations shall not exceed the Collateral Coverage Sublimit, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.
(g)      Section 4.02 of the Credit Agreement is hereby amended by replacing clause (d) thereof in its entirety with the following:

(d) Prior to the Fifth Amendment Financial Covenant Compliance Date, the Borrower shall have demonstrated to the reasonable satisfaction of the Administrative Agent that, after giving effect to such proposed Credit Extension, the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the aggregate Outstanding Amount of all L/C Obligations will not exceed the Collateral Coverage Sublimit.

(h)            Section 7.11 of the Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following:

(a) Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio to be less than the following amounts at any time during each of the following corresponding periods:
Period	Ratio
For the fiscal quarters ending June 30, 2013 and September 30, 2013	1.05 to 1.00
For the fiscal quarter ending December 31, 2013, and thereafter	1.25 to 1.00

(i)            Section 7.11 of the Credit Agreement is hereby amended by replacing clause (b) thereof in its entirety with the following:

(b) Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio to be greater than the following amounts at any time during each of the following corresponding periods:
Period	Ratio
For the fiscal quarter ending June 30, 2013	5.25 to 1.00
For the fiscal quarter ending September 30, 2013	5.00 to 1.00
For the fiscal quarter ending December 31, 2013, and thereafter	3.75 to 1.00

(j)            Section 7.11 of the Credit Agreement is hereby amended by replacing clause (d) thereof in its entirety with the following:

(d) Collateral Coverage Sublimit.  Prior to the Fifth Amendment Financial Covenant Compliance Date, permit the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the aggregate Outstanding Amount of all L/C Obligations at any time to exceed the Collateral Coverage Sublimit.

(k)            Exhibit A (Form of Loan Notice) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(l)            Exhibit B (Form of Swing Line Loan Notice) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

(m)            Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

Section 3.                          Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Fifth Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Fifth Amendment and the Credit Agreement, as amended hereby, constitute legal, valid, and binding obligations of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement, as amended hereby, and in each Loan Document are true and correct in all material respects as of the date of this Fifth Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting and secure the Obligations.

Section 4.                          Effect on Loan Documents.  Except as amended hereby, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any Default or Event of Default, however denominated.  The Borrower acknowledges and agrees that this Fifth Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Fifth Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Fifth Amendment may be a Default or Event of Default under the other Loan Documents.

Section 5.                          Effectiveness.  This Fifth Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction of the following conditions:

(a)            the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Subsidiary Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b)            the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender that has delivered an executed counterpart of this Fifth Amendment to the Administrative Agent by May 31, 2013, a work fee equal to 25 basis points on the amount of such executing Lender's Revolving Credit Commitment then in effect and aggregate outstanding Term Loans, and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Fifth Amendment;

(c)            the Administrative Agent shall have received, or shall concurrently receive, calculations demonstrating that, after giving effect to this Fifth Amendment, the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the aggregate Outstanding Amount of all L/C Obligations will not exceed the Collateral Coverage Sublimit; and

(d)            if applicable, the Borrower shall have prepaid, or shall concurrently prepay, outstanding Revolving Credit Loans and/or Swing Line Loans, such that after giving effect thereto, the Collateral Coverage Sublimit is not exceeded on the effective date of this Fifth Amendment.

Section 6.                          Reaffirmation of Subsidiary Guaranty and Security Documents.  By its signature hereto, each Subsidiary Guarantor represents and warrants that (a) such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Fifth Amendment and (b) the Liens created under the Security Documents to which such Subsidiary Guarantor is a party are valid and subsisting and will continue in full force and effect to secure the Borrower's obligations under the Credit Agreement and the other amounts described in such Security Documents following the execution of this Fifth Amendment.

Section 7.                          Governing Law.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.                          Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Fifth Amendment.  This Fifth Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 9.                          ENTIRE AGREEMENT.  THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

EXECUTED as of the first date above written.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

CAL DIVE OFFSHORE CONTRACTORS, INC., a Delaware corporation
AFFILIATED MARINE CONTRACTORS, INC., a Delaware corporation
FLEET PIPELINE SERVICES, INC., a Delaware corporation
GULF OFFSHORE CONSTRUCTION, INC., a Delaware corporation
CDI RENEWABLES, LLC, a Delaware limited liability company

By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ John Schuessler
Name:	John Schuessler
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and Lender

By:	/s/ Ronald F. Bentien, Jr.
Name:	Ronald F. Bentien, Jr.
Title:	Senior Vice President

BNP PARIBAS, as Co-Syndication Agent and Lender

By:	/s/ Louis-Valentin Neaud
Name:	Louis-Valentin Neaud
Title:	Director

By:	/s/ E Dulcire
Name:	E. Dulcire
Title:	Director

DNB NOR BANK ASA, (FORMERLY DNB NOR BANK ASA) as Co-Documentation Agent and Lender

By:	/s/ Fiorianne Robin
Name:	Fiorianne Robin
Title:	Vice President

By:	/s/ Colleen Durkin
Name:	Colleen Durkin
Title:	Senior Vice President

NATIXIS, as Co-Documentation Agent and Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Hart
Name:	Peter Hart
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Duncan
Name:	Brian Duncan
Title:	SVP

CAPITAL ONE, N.A., as a Lender

By:	/s/ Don Backer
Name:	Don Backer
Title:	SVP

COMPASS BANK, as a Lender

By:	/s/ Claude R. Markham
Name:	Claude R. Markham
Title:	Vice President

Signature Page to Amendment No. 5 to Credit Agreement

EXHIBIT A

FORM OF LOAN NOTICE
Date:  ___________, _____
To:            Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of April 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Cal Dive International, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The undersigned hereby requests (select one):
___ A Borrowing of Revolving Credit Loans
___ A conversion of Revolving Credit Loans
___ A continuation of Revolving Credit Loans
___ A Borrowing of Term Loans
___ A conversion of Term Loans
___ A continuation of Term Loans
(i)	On__________________________________(a Business Day).
(ii)	In the amount of $_______________________________.
(iii)	Comprised of__________________________________.
                                                                                                 [Type of Loan requested]
(iv)	For Eurodollar Rate Loans: with an Interest Period of _________months.
The Revolving Credit Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.
All conditions precedent to the making of the Revolving Credit Borrowing set forth in Sections 4.02(a) and (b) of the Credit Agreement have been satisfied.

For any Revolving Credit Borrowing requested prior to the Fifth Amendment Financial Covenant Compliance Date, attached hereto as Annex I are calculations demonstrating that, after giving effect to such Revolving Credit Borrowing, the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the aggregate Outstanding Amount of all L/C Obligations will not exceed the Collateral Coverage Sublimit.

CAL DIVE INTERNATIONAL, INC.

By:
Name:
Title:

Exhibit A to Amendment No. 5 to Credit Agreement

Annex I to Loan Notice

[Attach as applicable]

Collateral Coverage Sublimit.

A.	80% of the net orderly liquidation value of each Mortgaged Vessel (per the most recent appraisal):	$

B.	80% of accounts receivable as of most recent A/R Determination Date:	$

C.	Outstanding Amount of Term Loans:	$

D.	Outstanding Amount of Revolving Credit Loans after giving effect to Revolving Credit Borrowing:	$

E.	Outstanding Amount of Swing Line Loans after giving effect to Revolving Credit Borrowing:	$

F.	Outstanding Amount of L/C Obligations after giving effect to Revolving Credit Borrowing:	$

G.	Aggregate Outstanding Amount (Line D + Line E + Line F):	$

	Maximum Permitted (Line A + Line B – Line C):	$

Exhibit A to Amendment No. 5 to Credit Agreement

EXHIBIT B
FORM OF SWING LINE LOAN NOTICE
Date:  ___________, _____
To:	Bank of America, N.A., as Swing Line Lender Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of April 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Cal Dive International, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The undersigned hereby requests a Swing Line Loan:
1.            On             (a Business Day).
2.            In the amount of $                                        .
The Swing Line Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 2.04(a) of the Agreement.
All conditions precedent to the making of the Swing Line Borrowing set forth in Sections 4.02(a) and (b) of the Credit Agreement have been satisfied.
For any Swing Line Borrowing requested prior to the Fifth Amendment Financial Covenant Compliance Date, attached hereto as Annex I are calculations demonstrating that, after giving effect to such Swing Line Borrowing, the aggregate Outstanding Amount of all Revolving Credit Loans plus the aggregate Outstanding Amount of all Swing Line Loans plus the aggregate Outstanding Amount of all L/C Obligations will not exceed the Collateral Coverage Sublimit.

CAL DIVE INTERNATIONAL, INC.

By:
Name:
Title:

Exhibit B to Amendment No. 5 to Credit Agreement

Annex I to Swing Line Loan Notice

[Attach as applicable]

Collateral Coverage Sublimit.

A.	80% of the net orderly liquidation value of each Mortgaged Vessel (per the most recent appraisal): $_______________

B.	80% of accounts receivable as of most recent A/R Determination Date:	$

C.	Outstanding Amount of Term Loans:	$

D.	Outstanding Amount of Revolving Credit Loans after giving effect to Swing Line Borrowing:	$

E.	Outstanding Amount of Swing Line Loans after giving effect to Swing Line Borrowing: $_______________

F.	Outstanding Amount of L/C Obligations after giving effect to Swing Line Borrowing: $_______________

G.	Aggregate Outstanding Amount (Line D + Line E + Line F):	$

	Maximum Permitted (Line A + Line B – Line C):	$

Exhibit B to Amendment No. 5 to Credit Agreement

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: _____________,
To:            Bank of America, N.A., as Administrative Age
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of April 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined) among Cal Dive International, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _______________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
[Attached hereto as Schedule 1][Filed with the Borrower's Form 10-K for the year ended ___________, 20__ and delivered in accordance with Section 6.01 of the Agreement] are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower, ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
[Attached hereto as Schedule 1][Filed with the Borrower's  Form 10-Q for the quarter ended ___________, 20__ and delivered in accordance with Section 6.01 of the Agreement] are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower, ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
The undersigned is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements with a view to determine whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and
Exhibit D to Amendment No. 5 to Credit Agreement

[select one:]
[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[to the best knowledge of the undersigned during such fiscal period, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
The financial covenant analyses and information set forth on Schedules 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of     _____________________________________, ___________________________.

CAL DIVE INTERNATIONAL, INC.

By:
Name:
Title:

Exhibit D to Amendment No. 5 to Credit Agreement

For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 2

to the Compliance Certificate
($ in 000's)

I.	Section 7.11(a) – Consolidated Fixed Charge Coverage Ratio.
	A.	Consolidated EBITDA (including 3Q & 4Q 2012 permitted severance costs) for the relevant period as shown on Schedule 3 hereto: [1]	$

	B.	Consolidated EBITDA (excluding 3Q & 4Q 2012 permitted severance costs) for the relevant period as shown on Schedule 3 hereto:	$

	C.	Maintenance Capital Expenditures for such period:	$

	D.	Cash Taxes paid during such period:	$

	E.	Aggregate principal amount of all scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money for such period:	$

	F.	Scheduled interest payments for such period:	$

	G.	Consolidated Fixed Charge Coverage Ratio[2] (Line I.A – Line I.C – Line I.D) ÷ (Line I.E + Line I.F):		______ to 1.00

		Minimum Required: On June 30, 2013:		1.05 to 1.00

		On September 30, 2013:		1.05 to 1.00

		Thereafter:		1.25 to 1.00

	H.	Consolidated Fixed Charge Coverage Ratio[3] (Line I.B – Line I.C – Line I.D) ÷ (Line I.E + Line I.F):		______ to 1.00

Section 7.11(b) – Consolidated Leverage Ratio.
	A.	Consolidated Funded Indebtedness at Statement Date:[4]	$

	B.	Consolidated Funded Indebtedness at Statement Date:[5]	$

C.	Consolidated EBITDA (including 3Q & 4Q 2012 permitted severance costs) for four consecutive fiscal quarters ending on the Statement Date as set forth on Schedule 3 hereto:	$

D.	Consolidated EBITDA (excluding 3Q & 4Q 2012 permitted severance costs) for four consecutive fiscal quarters ending on the Statement Date as set forth on Schedule 3 hereto:	$

E.	+/- adjustments to EBITDA for Acquisitions/Material Dispositions:	$

F.	Consolidated Leverage Ratio[6] (Line II.A) ÷ (Line II.C +/- Line II.E):		______ to 1.00

	Maximum Permitted: On June 30, 2013:		5.25 to 1.00

	On September 30, 2013:		5.00 to 1.00

	Thereafter:		3.75 to 1.00

G.	Consolidated Leverage Ratio[7] (Line II.B) ÷ (Line II.D +/- Line II.E):		______ to 1.00

Section 7.11(d) – Collateral Coverage Sublimit.
A.	80% of the net orderly liquidation value of each Mortgaged Vessel (per the most recent appraisal):	$

B.	80% of accounts receivable as of the A/R Determination Date immediately preceding the Statement Date:	$

C.	Outstanding Amount of Term Loans as of Statement Date:	$

D.	Outstanding Amount of Revolving Credit Loans as of Statement Date:	$

E.	Outstanding Amount of Swing Line Loans as of Statement Date:	$

	F.	Outstanding Amount of L/C Obligations as of Statement Date:	$

	G.	Aggregate Outstanding Amount (Line III.D + Line III.E + Line III.F):	$

		Maximum Permitted (Line III.A + Line III.B – Line III.C):	$

V.	Section 7.12 -- Capital Expenditures.
	A.	Capital Expenditures made during fiscal year to date[8]	$

	B.	Maximum permitted Capital Expenditures during the fiscal year ending 2011:		$65,000,000[9]

	C.	Maximum permitted Capital Expenditures during each fiscal year thereafter:		$50,000,000[10]
$200,000,000[11]
	D.	Amount permitted to be carried over from prior year:[12]	$

	E.	Excess (deficit) for covenant compliance

		For the fiscal year ending 2011 (Line V.B – V.A):	$

		For each fiscal year thereafter (Line V.C +Line V.D – V.A):	$

_______________________________

1.
For purposes of calculating the Consolidated Fixed Charge Coverage Ratio for (A) the fiscal quarter ending September 30, 2012, the relevant calculation period shall be the sixth month period ending on such date, (B) the fiscal quarter ending December 31, 2012, the relevant calculation period shall be the nine month period ending on such date, and (C) any fiscal quarter ending thereafter, the relevant calculation period shall be the twelve month period ending on such date.

2.	This calculation is to be used only for purposes of calculating compliance under Section 7.11(a) of the Agreement.

3.
This calculation is to be used for all purposes other than calculating compliance under Section 7.11(a) of the Agreement, including without limitation determining achievement of the Fifth Amendment Financial Covenant Compliance Date.

4.
For purposes of determining "Consolidated Funded Indebtedness", the outstanding principal amount of any Qualified Convertible Indebtedness, Refinanced Qualified Convertible Indebtedness, and indebtedness incurred under Section 7.03(f) of the Agreement on such date shall be excluded from such determination.

5.
For purposes of determining "Consolidated Funded Indebtedness", the outstanding principal amount of any Qualified Convertible Indebtedness and Refinanced Qualified Convertible Indebtedness on such date shall be excluded from such determination (but indebtedness incurred under Section 7.03(f) of the Agreement shall be included).

6.	This calculation is to be used only for purposes of calculating compliance under Section 7.11(b) of the Agreement.

7.
This calculation is to be used for all purposes other than calculating compliance under Section 7.11(b) of the Agreement, including without limitation determination of the Applicable Margin, achievement of the Fifth Amendment Financial Covenant Compliance Date, and pro forma calculations in connection with Acquisitions pursuant to Section 7.02(h) of the Agreement.

8.
Line IV.A excludes all Capital Expenditures made during fiscal year to date for assets acquired, constructed, improved, enlarged, developed, re-constructed or repaired with proceeds from a Recovery Event or Asset Disposition within 365 days after the receipt of the applicable Net Cash Proceeds in accordance with the Agreement, to the extent of such proceeds.  Line IV.A also excludes all Maintenance Capital Expenditures for the fiscal year ending December 31, 2011 and each fiscal year thereafter prior to the fiscal year in which the Financial Covenant Compliance Date occurs.

9.	For any fiscal year prior to the fiscal year in which the Financial Covenant Compliance Date occurs and excluding Maintenance Capital Expenditures.

10.	For any fiscal year prior to the fiscal year in which the Financial Covenant Compliance Date occurs and excluding Maintenance Capital Expenditures.

11.	For the fiscal year in which the Financial Covenant Compliance Date occurs and each fiscal year thereafter and including Maintenance Capital Expenditures.

12.	Carry-forward permitted only for fiscal years occurring after the fiscal year in which the Financial Covenant Compliance Date occurs.

Exhibit D to Amendment No. 5 to Credit Agreement

For the Quarter/Year ended ___________________("Statement Date")
SCHEDULE 3
to the Compliance Certificate
 ($ in 000's)
Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
 as set forth in the Agreement)
Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-recurring non-cash charges or losses[13]
+ non-capitalized transaction costs of Transaction
+ non-cash stock-based compensation
+ permitted severance costs[14]
+ 3Q & 4Q 2012 permitted severance costs[15]
- non-recurring non-cash items[16]
- net income from non Subsidiaries (to extent included in Consolidated Net Income)
+ cash dividends and distributions from non Subsidiaries
+/- adjustments to EBITDA for non Wholly Owned Subsidiaries
= Consolidated EBITDA (including 3Q & 4Q 2012 permitted severance costs)
= Consolidated EBITDA (excluding 3Q & 4Q 2012 permitted severance costs)

_______________________________

13.	Excluding, for any fiscal quarter ending on or after September 30, 2011, any charges or losses (whether cash or non-cash) resulting from the Disposition of any asset of the Borrower or any Subsidiary.

14.
Permitted severance costs include: $400,000 for the fiscal quarter ending March 31, 2011, $600,000 for the fiscal quarter ending June 30, 2011, $2,500,000 for the fiscal quarter ending September 30, 2011 and $300,000 for the fiscal quarter ending December 31, 2011.

15.
3Q & 4Q 2012 permitted severance costs are to be added back in calculating Consolidated EBITDA only for purposes of calculating compliance with Section 7.11(a) and (b) of the Agreement, and include: (1) for the fiscal quarter ending September 30, 2012, the lesser of actual severance costs for such fiscal quarter and $2,500,000, and (2) for the fiscal quarter ending December 31, 2012, the lesser of actual severance costs for such fiscal quarter and the difference of $2,500,000 minus all severance costs added back pursuant to the preceding clause (1).

16.	Excluding, for any fiscal quarter ending on or after September 30, 2011, any items (whether cash or non-cash) resulting from the Disposition of any asset of the Borrower or any Subsidiary.

Exhibit D to Amendment No. 5 to Credit Agreement